Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1998 included in Western Resources, Inc.'s Form 10-K/A for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                               ARTHUR ANDERSEN LLP

Kansas City, Missouri
March 31, 1999